UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2010

COMMISSION FILE NUMBER
000-52488
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INFRAX SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	20-2583185
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

6365 53rd Street North, Pinellas Park, FL 33781
(Address of Principal Executive Offices)

(727) 498-8514
(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS
This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

a.	On August 13, 2010, the Company dismissed our independent registered auditor, Meeks International, LLC of Tampa Florida ("MEEKS").

b.
Meeks International, LLC was the successor firm to KBL, LLC of Tampa FL.  MEEKS had not issued any audit report.  KBL's report on the financial statements for the year ended June 30, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except as follows: In the Company's Annual Report on Form 10-K for the fiscal years ending June 30, 2009 and 2008, the Audit Report regarding the Company's audited financial statements for the fiscal years ending June 30, 2009 and 2008 contained an opinion regarding the significant doubt about the Company's ability to continue as a going concern due to significant recurring losses from operations since inception and is dependent on outside sources of financing for continuation of its operations.  MEEKS was responsible for the review of the Form 10-Q filing of March 31, 2010.

c.
Our Board of Directors participated in and approved the decision to change independent accountants. Through the two most recent fiscal years ended June 30, 2009 and 2008, and any subsequent interim period preceding such termination and through the date of this Current Report, there were i) no disagreements between the Company and MEEKS (successor firm of KBL, Tampa FL) on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MEEKS (successor firm of KBL, Tampa FL), would have caused MEEKS (successor firm of KBL, Tampa FL) to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

d.
During the most recent review periods, subsequent to December 31, 2009 and through the date of dismissal, August 13, 2010, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.

e.	We requested that MEEKS furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

 (2) NEW INDEPENDENT ACCOUNTANTS:

a.	We engaged Randall N. Drake, CPA, PA of Clearwater Florida (“Drake”), as our new independent registered auditor on August 13, 2010.
b.
Prior to August 13, 2010, we did not consult with Drake regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Drake, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(v) or Item 304(a) (1)(iv) of Regulation S-B, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

          None

(b) Exhibits

NUMBER	EXHIBIT

16.1	Letter, from Meeks International, LLC, re Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrax Systems, Inc.

Dated: August 13, 2010	/s/ Mr. Paul J. Aiello
Mr. Paul J. Aiello
Principal Executive Officer